SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 1st, 2005.

TELESIS TECHNOLOGY CORPORATION.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-51008	04-3684840
(Commission File Number)	(IRS Employer Identification No.)

1611 12th Street East, Unit A
Palmetto, Florida 34221
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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441
(Registrant's Telephone Number, Including Area Code)

N/A
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(Former Name or Former Address, if Changed
Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications

Item 8.01 Other Events.

Press Release Filed as Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description.

99         Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar
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     HASIT VIBHAKAR, Chairman, CEO & President

Date: April 1st, 2005

By: /s/ Erwin Goodwin
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     SHEFALI GANDHI, Chief Accounting Officer (CAO)

Date: April 1st, 2005